Lease liabilities	6 Months Ended
Jun. 30, 2023
Lease liabilities [abstract]
Lease liabilities
19. Lease liabilities
The following table provides a breakdown for lease liabilities.

(€ thousands)	Lease liabilities
At December 31, 2022	443,507
Interest expense	6,654
Repayment of lease liabilities (including interest expense)	(65,769)
Business combinations	160,751
Additions due to new leases and store renewals	57,175
Decrease of lease liabilities due to store closures	(9,148)
Translation differences	(7,857)
At June 30, 2023	585,313
of which:
Non-current	463,552
Current	121,761

In certain countries, leases for stores entail the payment of both minimum amounts and variable amounts, especially for stores with lease payments indexed to revenue. As required by IFRS 16, only the minimum fixed lease payments are capitalized.
For information relating to contractual maturities of the lease liabilities, see Note 17 — Borrowings.